SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                    event reported) October 9, 1997



                            WLR Foods, Inc.
        (Exact name of registrant as specified in its charter)

         Virginia            0-17060              54-1295923
        (State of        (Commission File     (IRS Employer Iden-
      Incorporation)         Number)            tification No.)


                P.O. Box 7000                        22815
              Broadway, Virginia                  (Zip Code)
   (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)

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Item 5.   Other Events

WLR Foods, Inc. announced today that, in response to concerns raised by shareholders and stock brokers regarding record keeping and tax reporting issues, the quarterly stock dividend program has been suspended.

Instead, the Board of Directors will consider a stock dividend on an annual basis beginning with the current fiscal year. The Board's evaluation will be conducted shortly after the fiscal year accounting records are finalized.


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Item 7.   Exhibits

Exhibit 99.1   Letter to Shareholders dated October 9, 1997


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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR Foods, Inc.


                              By:____/s/ Robert T. Ritter____
                                   Robert T. Ritter
                                   Chief Financial Officer and
                                   Treasurer

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